UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2015

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission

File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

303 Wyman Street, Suite 300, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In a press release dated August 14, 2015 (the “earnings press release”), BG Medicine, Inc. (the “Company”) announced financial results for the fiscal quarter ended June 30, 2015 and provided a business update. A copy of the earnings press release is attached hereto as Exhibit 99.1. The information in the subheading, the information under the headings “Second Quarter 2015 Results,” “First Half of 2015 Results,” and “Business Update Conference Call and Web Cast” and the consolidated financial information included in the earnings press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 8.01. Other Events.

Also in the earnings press release, the Company provided a business update. The information set forth therein under the headings “Recent Highlights” and “U.S. Market Introduction of the First Automated Test for Galectin-3,” together with the forward-looking statement disclaimer at the end of the earnings press release, are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Earnings press release dated August 14, 2015.

As indicated herein, certain portions of the earnings press release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: August 14, 2015	/s/ Stephen P. Hall
Stephen P. Hall Executive Vice President & Chief Financial Officer